Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. § 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of ABIOMED, Inc., (the “Company”) for the quarter ended December 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned President and Chief Executive Officer, and Acting Chief Financial Officer and Controller, of the Company, certifies, to the best knowledge and belief of the signatory, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

(1)  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Michael R. Minogue	/s/ Charles B. Haaser
President and Chief Executive Officer	Acting Chief Financial Officer and Controller
Date: February 8, 2005	Date: February 8, 2005